UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2026

Septerna, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42382	84-3891440
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 East Grand Avenue
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650 338-3533

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SEPN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On March 1, 2026, Septerna, Inc. (the “Company”) issued a press release entitled “Septerna Announces Positive Phase 1 Data for SEP-631, an Oral MRGPRX2 NAM for the Treatment of Mast Cell-Driven Diseases, and Outlines Initial Phase 2 Development Strategy.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

The Company will host a conference call and webcast on March 2, 2026, at 8:00 a.m. ET to discuss the Phase 1 results and initial Phase 2 development strategy for SEP-631. The live webcast will be available in the investors section of the Company’s website at www.septerna.com. A replay will be available shortly after the event and will be archived for at least 30 days. A copy of the slides that will be presented at the conference call and webcast is furnished as Exhibit 99.2 to this Current Report on Form 8-K, which is incorporated herein by reference. Reference to the Company’s website is for inactive textual reference only and the information contained in, or that can be accessed through, the website should not be deemed incorporated by reference into this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including the accompanying Exhibits 99.1 and 99.2, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events

On March 1, 2026, the Company announced positive results from its Phase 1 clinical trial evaluating SEP-631, a potent and selective oral negative allosteric modulator (“NAM”) of Mas-related G protein-coupled receptor X2 (“MRGPRX2”), and outlined initial Phase 2 development strategy.

Phase 1 Results

SEP-631 was evaluated in a randomized, double-blind, placebo-controlled Phase 1 trial in healthy volunteers, including single-ascending dose, multiple-ascending dose and food-effect cohorts. The study assessed safety, tolerability, pharmacokinetics (“PK”) and pharmacodynamic (“PD”) activity.

SEP-631 was well-tolerated across all doses studied:

•	Adverse event profile comparable to placebo

•	No severe or serious adverse events

•	No clinically meaningful laboratory or ECG abnormalities

SEP-631 demonstrated a PK profile supportive of convenient once-daily oral dosing, including:

•	Half-life of approximately 24 hours

•	No clinically meaningful effect of food on exposure, supporting dosing without food restrictions

PD activity was assessed using icatibant-induced skin wheal formation, an established skin test used to measure mast cell activation and target engagement, as a translational model of MRGPRX2-mediated mast cell activation. Use of short-wave infrared imaging technology enabled accurate and precise measurement of the skin test wheals. SEP-631 produced robust suppression of wheal formation across evaluated dose levels, with complete inhibition observed at doses as low as 10 mg once daily following the 10 µg/mL icatibant challenge. Following the 100 µg/mL icatibant challenge, inhibition was dose-dependent, with progressively greater suppression observed at increasing SEP-631 doses with near to complete inhibition achieved at 90 and 200 mg once daily. These findings are consistent with the insurmountable NAM mechanism of SEP-631 observed preclinically and support potent target engagement and functional blockade of MRGPRX2 signaling in humans, providing clinical proof-of-mechanism.

Phase 2 Development Strategy

The Company also announced its plans to initiate a Phase 2b clinical trial of SEP-631 in chronic spontaneous urticaria (“CSU”) in the second half of this year, following the completion of ongoing long-term toxicology studies.

The planned Phase 2b study will be a randomized, double-blind, placebo-controlled, global trial evaluating once-daily oral SEP-631 in adult patients with moderate-to-severe CSU who remain symptomatic despite treatment with second-generation antihistamines. Following the CSU study initiation, the Company also plans to pursue an open-label study in chronic inducible urticaria, specifically in patients with symptomatic dermatographism.

Beyond urticaria, the Company is evaluating additional mast cell-driven diseases with high unmet medical need and evidence of MRGPRX2 expression, and has initially prioritized atopic dermatitis, interstitial cystitis, migraine and asthma for further assessment.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, implied and express statements about the Company’s beliefs and expectations regarding: the continued advancement of SEP-631, including the plan to initiate a Phase 2b clinical study in CSU in the second half of 2026 subject to the successful completion of long-term preclinical toxicology studies; the role of MRGPRX2 in mast cell-driven diseases; the potential of SEP-631 to provide a convenient oral treatment option for patients with CSU and other mast cell-driven diseases; expectations regarding the anticipated once-daily dosing frequency of SEP-631; the ability of the SEP-631 Phase 1 safety and efficacy observations to successfully translate into clinical outcomes in patients; the potential of its proprietary Native Complex Platform®; the size and growth potential of the markets for its current and future product candidates; its expectations regarding strategic plans for its business, product candidates, and technology; and the scope of protection it is able to establish and maintain for intellectual property rights covering its Native Complex Platform® and its product candidates. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “predict,” “project,” “potential,” “should,” or “would,” or the negative of these terms, or other comparable terminology are intended to identify forward-looking statements, although not all forward looking statements contain these identifying words.

Any forward-looking statements in this Current Report on Form 8-K are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Current Report on Form 8-K, including, without limitation, risks associated with: Company’s product candidates successfully entering and advancing through clinical trials (including SEP-631) including uncertainties related to opening INDs and other regulatory approvals; risks related to clinical development outcomes including unexpected safety or efficacy findings; the results of preclinical studies including the long-term toxicology studies for SEP-631, or clinical studies not being predictive of future clinical outcomes; risks related to the timing of initiating clinical studies and future availability of clinical data; and the scope of protection Company is able to establish and maintain for intellectual property rights covering its Native Complex Platform® and its product candidates. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as well as any subsequent filings with the Securities and Exchange Commission. In addition, any forward-looking statements represent Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements subject to any obligations under applicable law. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by Septerna, Inc. on March 1, 2026, furnished herewith.

99.2	Corporate Presentation of Septerna, Inc., dated March 2, 2026, furnished herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Septerna, Inc.

Date: March 2, 2026	By:	/s/ Jeffrey Finer, M.D., Ph.D.
Jeffrey Finer, M.D., Ph.D.
Chief Executive Officer